UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 4, 2011
Date of Report (Date of earliest event reported)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-164785	27-0801073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 South Commercial Street, Manchester, NH 03101
(Address of principal executive offices)          (Zip Code)

(978) 886-0421
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Boston Therapeutics, Inc. today announced that it has submitted an Abbreviated New Drug Application (ANDA) for chewable metformin with the U.S. Food and Drug Administration (FDA).  The Reference Listed Drug at the FDA is Bristol-Myers Squibb’s Glucophage® product ([metformin hydrochloride] Tablets).

General Information

A press release issued by the Company in connection with its petition to the FDA is filed with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

          See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date:	August 4, 2011	By:	/s/ David Platt, Ph.D.
David Platt
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 4, 2011